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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2003

                          Leggett & Platt, Incorporated
             (Exact Name of Registrant as Specified in its Charter)

          Missouri                       1-7845                44-0324630
       (State or Other             (Commission File          (IRS Employer
Jurisdiction of Incorporation)          Number)           Identification Number)

                     No. 1 Leggett Road, Carthage, MO 64836

                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (417) 358-8131


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ITEM 5.  OTHER EVENTS

      On March 19, 2003, Leggett & Platt, Incorporated (the "Company") completed the pricing of a public debt offering of approximately $200 million principal amount of 4.7% notes due April 1, 2013. The net proceeds of approximately $198 million will be used for general corporate purposes, which may include the repayment or refinancing of existing indebtedness, stock repurchases and/or to fund possible future acquisitions. Interest on the notes is payable semi-annually on each April 1 and October 1, beginning on October 1, 2003. The transaction is scheduled to close on March 21, 2003.

      All of the notes are redeemable, in whole or in part, at the Company's option, at any time or from time to time, at a redemption price equal to the greater of (i) 100 percent of the principal amount of the notes, or (ii) as determined by a Quotation Agent (as defined therein) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of those payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined therein) plus 12.5 basis points plus, in each case, accrued interest thereon to the date of redemption.

      The offering will only be made by means of a prospectus, which may be obtained from JP Morgan, 270 Park Avenue, New York, New York, 10017. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 7(c). EXHIBITS.

      See Exhibit Index.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Leggett & Platt, Incorporated

Date: March 20, 2003                              /s/ Felix E. Wright
                                                  -------------------
                                                  Felix E. Wright
                                                  Chairman of the Board and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
No.               Description
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1.1               Underwriting Agreement dated March 19, 2003, among Leggett &
                  Platt, Incorporated and J.P. Morgan Securities Inc, acting severally on behalf of themselves and on behalf of the other several Underwriters, if any, named in the Pricing Agreement.

1.2 Pricing Agreement, dated March 19, 2003, among Leggett & Platt and J.P. Morgan Securities Inc., acting severally on behalf of themselves and on behalf of the other several Underwriters named therein.

4.1               Form of 4.7% Notes Due 2013.

                                       3